                                                       ------------------------
                                                         CERTIFICATE OF STOCK
                                                       ------------------------

MPETERS  9-26-05                                                                                              MICHAEL/RM/TS TSB21286
                            COMMON STOCK                  [TAL                   COMMON STOCK
----------------                                     INTERNATIONAL                                               -------------------
    NUMBER           INCORPORATED UNDER THE LAWS          LOGO                                                         SHARES
                       OF THE STATE OF DELAWARE         OMITTED]                CUSIP 0000 00 0
TAL                                                                   SEE REVERSE FOR CERTAIN DEFINITIONS
                  THIS CERTIFICATE IS TRANSFERABLE
----------------   IN CANTON, MA, JERSEY CITY, NJ                                                                -------------------
                           OR NEW YORK, NY

                                              TAL INTERNATIONAL GROUP, INC.

                 -------------------------------------------------------------------------------------------
                   THIS CERTIFIES THAT

                   IS THE OWNER OF
                 -------------------------------------------------------------------------------------------
                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF
                                                TAL INTERNATIONAL GROUP, INC.
                                                                                                                 -------------------
                  transferable on the books of the Corporation by the holder hereof in person or by duly         TAL INTERNATIONAL
                  authorized attorney, upon surrender of this certificate properly endorsed.                        GROUP, INC.

                       This certificate is not valid until countersigned by the Transfer Agent and registered      CORPORATE SEAL
                  by the Registrar.                                                                                     2004

                       Witness the facsimile seal of the Corporation and the facsimile signatures of its duly         DELAWARE
                  authorized officers.                                                                           -------------------

                  Dated:

                 COUNTERSIGNED AND REGISTERED:
                      EQUISERVE TRUST COMPANY, N.A.
                                                 TRANSFER AGENT
----------------                                  AND REGISTRAR   -------------------  -------------------
                                                                   SIGNATURE TO COME    SIGNATURE TO COME        -------------------
                                                                  -------------------  -------------------          AMERICAN BANK
                 BY:                                                                                                NOTE COMPANY
----------------                           AUTHORIZED SIGNATURE        SECRETARY            PRESIDENT            -------------------

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM - as tenants in common                UNIF GIFT MIN ACT-
     TEN ENT - as tenants by the entireties                          -----------
     JT TEN  - as joint tenants with right of                          (Cust)
               survivorship and not as tenants             Custodian
               in common                                             -----------
                                                                       (Minor)
                                                       under Uniform Gifts to
                                                       Minors Act
                                                                 ---------------
                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

  --------------------------------------

  ---------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------

  --------------------------------------------------------------------- SHARES
  OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
  IRREVOCABLY CONSTITUTE AND APPOINT

  -------------------------------------------------------------------ATTORNEY
  TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
  FULL POWER OF SUBSTITUTION IN THE PREMISES.

  DATED
       -----------------------------

                      ----------------------------------------------------------
             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                      PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                      WHATEVER.

  SIGNATURE(S) GUARANTEED:

  --------------------------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
  TO S.E.C. RULE 17Ad-15.